NUVEEN EQUITY LONG/SHORT FUND

SUPPLEMENT DATED OCTOBER 15, 2014

TO PROSPECTUS AND SUMMARY PROSPECTUS

DATED DECEMBER 31, 2013

The section of the prospectus entitled “How We Manage Your Money—Who Manages the Fund” is hereby amended to reflect the information set forth in this supplement. This supplement replaces the prospectus and summary prospectus supplement dated October 1, 2014.

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into a purchase agreement to acquire Nuveen Investments, Inc., the parent company of the Fund’s investment adviser, Nuveen Fund Advisors, LLC. The acquisition closed on October 1, 2014 and Nuveen Investments became an indirect subsidiary of TIAA-CREF.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Fund’s investment management agreement and investment sub-advisory agreement, Fund shareholders were asked to approve a new investment management agreement with Nuveen Fund Advisors, LLC and a new investment sub-advisory agreement with Nuveen Asset Management, LLC. These new agreements have been approved by shareholders of the Fund. The terms of the new agreements, including the fees payable to the Fund’s adviser and sub-adviser, are substantially identical to those of the investment management agreement and investment sub-advisory agreement in place immediately prior to the closing.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS AND SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NELSP-1014P